UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

PSIVIDA CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 3, 2011, Alimera Sciences, Inc. (“Alimera”), pSivida Corp.’s licensee with respect to ILUVIEN®, issued a press release providing the following information: “In September 2011, [Alimera] enrolled its first patient in a physician utilization study of its intended commercial inserter for ILUVIEN. The study was initiated in response to a request from the FDA to ensure physicians have a proper understanding of the instructions for inserting the ILUVIEN micro insert into patient eyes. [Alimera] has enrolled 54 patient eyes to date in this study, evaluating the safety and utility of the commercial version of the inserter for ILUVIEN, and is targeting to enroll 100 patient eyes before commercial launch.” Data from this study may be required by the FDA for its consideration of the approval of ILUVIEN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2011

PSIVIDA CORP.

By:	/s/ LORI FREEDMAN
	Name:	Lori Freedman
	Title:	Vice President Corporate Affairs, General Counsel & Secretary